UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2015 (May 21, 2015)
__________________________________

Commission File Number 001-08198

HSBC FINANCE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	86-1052062
(State of incorporation)	(I.R.S. Employer Identification No.)
26525 North Riverwoods Boulevard, Suite 100, Mettawa, Illinois	60045
(Address of principal executive offices)	(Zip Code)

(224) 880-7000
Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On May 21, 2015, the US Court of Appeals for the Seventh Circuit issued a decision in Glickenhaus & Co. v. Household International Inc., et al. (also known as Jaffe v. Household International Inc., et al.). The Court of Appeals reversed the partial final judgment of the Illinois District Court and remanded the case for a new trial as it relates to Household International Inc. on loss causation and damages.
The timing and ultimate resolution of this matter remains highly uncertain, and given the complexity and uncertainties associated with a re-determination of damages, there continues to be a wide range of possible outcomes. For further information on the Jaffe matter, see Note 22 in HSBC Finance Corporation's Annual Report on Form 10-K for the year ended December 31, 2014.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 22, 2015

HSBC FINANCE CORPORATION

By:	/s/ MICHAEL A. REEVES
Michael A. Reeves
Executive Vice President and
Chief Financial Officer